FORM OF POWER OF ATTORNEY
                           -------------------------

     The undersigned Officers and Trustees of PITCAIRN FUNDS (the "Registrant") and the Registrant hereby appoint Lawrence R. Bardfeld and Alvin A. Clay, III (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw the Registrant's registration statements on Form N-14 under the 1933 Act, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and/or any documents relating to such registration statements referred to above. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

     The undersigned Registrant, Officers and Trustees hereby execute this Power of Attorney as of the 16th day of September, 2002.

PITCAIRN FUNDS


/s/ William C. McCormick          Treasurer
------------------------------    (Chief Financial Officer and Chief Accounting
William C. McCormick              Officer)


/s/ Alvin A. Clay, III            Trustee
------------------------------
Alvin A. Clay, III                (President and Chief
                                  Executive Officer)


/s/ Dirk Junge                    Trustee
------------------------------
Dirk Junge                        (Chairman, Trustee and Vice
                                  President)


/s/ George M. Chamberlain, Jr.    Trustee
------------------------------
George M. Chamberlain, Jr.


/s/ Carleton A. Holstrom          Trustee
------------------------------
Carleton A. Holstrom


/s/ James R. Wood                 Trustee
------------------------------
James R. Wood